PREFERRED STOCK PURCHASE AGREEMENT

     PREFERRED STOCK PURCHASE AGREEMENT, dated as of March 31, 1997 (this "Agreement"), between CRIIMI MAE Inc., a Maryland corporation (the "Company"), and MeesPierson Clearing Services B.V., a Netherlands corporation (the "Investor").

     WHEREAS, the Company desires to sell to the Investor, and the Investor desires to purchase from the Company, up to 300,000 shares of the Company's Series C Preferred Stock, par value $.01 per share (the "Series C Preferred Stock"), on the terms and subject to the conditions set forth herein;

     NOW THEREFORE, in consideration of the foregoing premises and mutual representations, warranties and agreements contained herein, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:


                                ARTICLE I

               Purchase and Sale of Series C Preferred Stock
               ---------------------------------------------

     Section 1.1  Purchase and Sale.  (a)  Subject to the terms and conditions
                  -----------------
set forth in this Agreement, the Investor hereby grants to the Company the right to sell to the Investor at the Company's election in whole or in part from time to time up to 300,000 shares of Series C Preferred Stock (the "Shares"). Any election to sell the Shares may be exercised by written notice from the Company to the Investor (an "Option Notice"), delivered to the Investor at any time from 9:00 A.M., Amsterdam, Netherlands time on the day following the date hereof for the purchase of the Shares until 5:00 P.M., Amsterdam, Netherlands time on June 30, 1998. The Company may not exercise its put option pursuant to this Section 1.1, (i) for less than 10,000 Shares at any one time, (ii) if upon exercise of the put option the Investor would beneficially own more than 150,000 shares of the Series C Preferred Stock or
(iii) if the sale of the Shares would result in the Investor, together with its affiliates (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) beneficially owning 5% or more of the Company's common stock, par value $.01 per share ("Common Stock"), assuming the immediate conversion of all outstanding securities held by the Investor or its affiliates which are convertible into or exchangeable for Common Stock at the then applicable rate of conversion.

          (b) The purchase price for each Share shall equal $100, payable as specified in Section 1.2 hereof.

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     Section 1.2  The Closings.  (a)  The purchase and sale of Shares shall
                  ------------
take place at the offices of the Company at 11200 Rockville Pike, Rockville, Maryland 20852, at 10:00 a.m. on the third business day following the date of delivery to the Investor of an Option Notice, as the case may be, or at such other time and place as the Company and the Investor may mutually agree. Each such time and date for delivery of the Shares and the Purchase Price therefor is herein called a "Closing" and the date of any such Closing is herein called a "Closing Date."

          (b) The aggregate purchase price for Shares purchased at a Closing (the "Purchase Price") shall equal the product of (i) the number of Shares being purchased at such Closing multiplied by (ii) $100.

          (c) At each Closing for the sale and purchase of Shares, (i) the Company shall satisfy, or the Investor shall waive, each of the conditions set forth in Section 4.2 and the Company shall deliver to the Investor (A) one or more stock certificates representing the Shares being purchased, registered in the name of the Investor or its nominee and (B) a put option exercise price equal to (x) the number of Shares being purchased and sold at such Closing multiplied by (y) $1, in immediately available funds by wire transfer to such account as shall be designated in writing by the Investor at least two business days prior to the scheduled date of the Closing and (ii) the Investor shall satisfy, or the Company shall waive, each of the conditions set forth in
Section 4.1 and the Investor shall deliver to the Company the Purchase Price in immediately available funds by wire transfer to such account as shall be designated in writing by the Company.

                                  ARTICLE II

                        Representations and Warranties
                        ------------------------------

     Section 2.1  Representations and Warranties of the Company.  The Company
                  ---------------------------------------------
hereby makes the following representations and warranties to the Investor:

          (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act") and has filed with the Securities and Exchange Commission (the "SEC") a registration statement on such Form, as amended (File No. 33-54267), which has become effective, for the registration under the Securities Act of the Shares. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all other material respects with said Rule. The Company proposes to file with the SEC pursuant to Rule 424 under the Securities Act a supplement to the form of prospectus included in such registration statement relating to the Shares and the plan of distribution thereof and has previously advised the Investor of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form
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in which it appears in the Registration Statement is hereinafter called the
"Basic Prospectus" and supplemented form of prospectus, in the form in which it shall be filed with the SEC pursuant to Rule 424(b) (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus". Any reference herein to the Registration Statement, the Basic Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the date of this Agreement, or the issue date of the Basic Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference.

          (b) When the Final Prospectus is first filed pursuant to Rule 424(b) under the Securities Act, when, prior to any Closing Date, any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the SEC and at each Closing Date, (i) the Registration Statement, as amended as of any such time and the Final Prospectus, as amended or supplemented as of any such time, complies or will comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the respective rules thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Final Prospectus, as amended or supplemented as of any such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (c) The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the Securities Act and the rules thereunder.

          (d) The financial statements included in the Registration Statement and the Final Prospectus present fairly the financial position of the Company and any entity with respect to which the Company has the power to vote or direct the voting of sufficient securities or interests to elect a majority of the directors or management committee or similar governing body (each a "Subsidiary"), which is required to be consolidated with the Company by generally accepted accounting principles, as at the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said audited financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

          (e) As of the date hereof, since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, except as otherwise stated therein, (i) there has been no event or condition that would have a material adverse effect on the business, operations,

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properties, assets, financial condition or results of operations of the
Company and its Subsidiaries, taken as a whole, or on the Company's ability to consummate this Agreement in accordance with its terms (a "Material Adverse Effect"), (ii) there have been no transactions entered into by the Company or any of its Subsidiaries, other than in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise and (iii) except for regular quarterly dividends on the Common Stock and quarterly dividends on its outstanding preferred stock, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect.

          (g) Each Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable; and the capital stock of each Subsidiary held by the Company, directly or through Subsidiaries, is held free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except as set forth in the Final Prospectus or otherwise disclosed to the Investor in writing prior to the date of this Agreement.

          (h) As of February 15, 1997, the authorized capital stock of the Company consists of (i) 25,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"), of which as of the close of business on February 15, 1997, 25,000 shares of Series A Cumulative Convertible Preferred Stock and 2,369,000 shares of Series B Cumulative Convertible Preferred Stock are issued and outstanding and (ii) 60,000,000 shares of Common Stock, of which as of the close of business on February 15, 1997, 31,883,468 shares were issued and outstanding and 538,635 shares were held in its treasury. All of such outstanding shares of Common Stock and Preferred Stock have been duly authorized, validly issued and are fully paid and non-assessable. The Shares have been duly authorized for issuance and sale to the Investor pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable. The shares of Common Stock

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issuable upon conversion of the Shares have been duly authorized and reserved on the books of the Company for such issuance and, when issued and delivered in accordance with the terms of the Articles Supplementary to the Articles of Incorporation of the Company for the Series C Preferred Stock, will be validly issued and fully paid and non-assessable. The Preferred Stock and the Common Stock conform to all statements relating thereto contained in the Final Prospectus and the issuance of the Shares, and any Common Stock upon the conversion of the Shares, is not subject to preemptive or other similar rights.

          (i) Neither the Company nor any of its Subsidiaries is in violation of its charter or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, other than violations or defaults which do not individually or in the aggregate have a Material Adverse Effect. The execution, delivery and performance of this Agreement, the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and will not (i) result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary, (ii) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance (collectively, "Liens") upon any property or assets of the Company or any of its Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject or (iii) violate any applicable law, administrative regulation or administrative or court decree, other than, in the case of clauses (ii) and (iii) above, those conflicts, breaches, defaults, creation or imposition of Liens and violations which do not individually or in the aggregate have a Material Adverse Effect.

          (j) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its Subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might have a Material Adverse Effect. There are no contracts or documents of the Company or any of its Subsidiaries which are required to be filed as exhibits to the Registration Statement by the Securities Act or the regulations thereunder which have not been so filed.

          (k) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Shares hereunder, except such as may be required under the Securities Act or the regulations thereunder or state securities laws.

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          (l)  The Company and its Subsidiaries possess such certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

          (m) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, rights and remedies of creditors and other obligees or by other equitable principles of general application.

          (n) Except as set forth on Exhibit A attached hereto, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

          Any certificate signed by an executive officer of the Company and delivered to the Investor in connection with this Agreement shall be deemed a representation and warranty by the Company to the Investor as to the nature of the matters covered thereby.

     Section 2.2  Representations and Warranties of the Investor.  The
                  ----------------------------------------------
Investor hereby makes the following representations and warranties to the
Company:

          (a) (i) The Investor has been duly organized and is in good standing under the laws of The Netherlands, (ii) the Investor is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required for the Investor to perform its obligations under this Agreement, (iii) the Investor has the requisite corporate power and authority to enter into and perform this Agreement, (iv) the execution and delivery of this Agreement by the Investor and performance by it of its obligations hereunder have been duly authorized,
(v) this Agreement has been duly executed and delivered by the Investor and
(vi) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, rights and remedies of creditors and other obligees or by other equitable principles of general application.

                                     6
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          (b)  No authorization, approval or consent of any court or governmental authority or agency is necessary to be obtained by the Investor in connection with the purchase of the Shares hereunder.

          (c) The execution, delivery and performance of this Agreement, the consummation of the transactions contemplated herein and compliance by the Investor with its obligations hereunder have been duly authorized by all necessary corporate action and will not (i) result in any violation of the provisions of the charter or by-laws of the Investor, (ii) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any Lien upon any property or assets of the Investor pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Investor is a party or by which it may be bound, or to which any of the property or assets of the Investor is subject or (iii) violate any applicable law, administrative regulation or administrative or court decree, other than, in the case of clauses (ii) and (iii) above, those conflicts, breaches, defaults, creation or imposition of Liens and violations which do not individually or in the aggregate have a material adverse effect on the Investors' ability to consummate this Agreement in accordance with its terms.

          (d) The Investor understands and has evaluated the risks of a purchase of the Shares, has been provided an opportunity to obtain any additional information concerning the offering, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, and has been given the opportunity to ask questions of, and receive answers from, the Company and its management concerning the terms and conditions of the offering and other matters pertaining to this investment.

                                 ARTICLE III

                                  COVENANTS

     Section 3.1  Covenants of the Company.  The Company covenants with the
                  ------------------------
Investor that, prior to the termination of the sale of the Shares, the Company will not file any amendment to the Registration Statement or supplement to the Basic Prospectus which relates to the Series C Preferred Stock unless the Company has furnished the Investor a copy for the Investor's review prior to filing and will not file any such proposed amendment or supplement to which the Investor reasonably objects. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be filed pursuant to Rule 424(b) under the Securities Act not later than the close of business on the second business day following the execution and delivery of the first Option Notice hereunder. The Company will promptly advise the Investor (i) when the Final Prospectus shall have been filed with the SEC pursuant to Rule 424(b), (ii) when any amendment to the Registration Statement relating to the Shares shall have become effective, (iii) of any request received by the Company from the SEC for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the

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Registration Statement or the institution or threatening of any proceeding for that purpose of which the Company has knowledge and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares in any jurisdiction or the initiation or threatening of any proceeding for such purpose of which the Company has knowledge.


                                ARTICLE IV

                                CONDITIONS

     Section 4.1  Company Conditions Precedent.  The obligation hereunder of
                  ----------------------------
the Company to sell the Shares to the Investor is subject to the satisfaction, at or before each Closing, of each of the following conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

          (a) Accuracy of Investor's Representations and Warranties. The representations and warranties of the Investor shall be true and correct as of the date when made and as of each Closing Date as though made at that time (except for representations and warranties that speak as of a particular date).

          (b) Performance by Investor. The Investor shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by the Investor at or prior to each Closing.

          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority having competent jurisdiction which prohibits or materially impairs the consummation of any of the transactions contemplated by this Agreement.

     Section 4.2  Investor Conditions Precedent.  The obligation of the
                  -----------------------------
Investor to acquire and pay for the Shares is subject to the satisfaction, at or before each Closing, of each of the following conditions set forth below. These conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion.

          (a) Accuracy of Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct as of the date when made and as of each Closing Date as though made at that time (except for representations and warranties that speak as of a particular date).

          (b) Performance by Company. The Company shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to each Closing.

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          (c)  No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority having competent jurisdiction which prohibits or materially impairs the consummation of any of the transactions contemplated by this Agreement.

          (d) No Stop Order. No stop order suspending the effectiveness of the Registration Amendment shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Final Prospectus shall have been filed with the SEC pursuant to Rule 424(b) not later than the close of business on the second business day following the execution and delivery of this Agreement.

          (e) Officers' Certificate. The Company shall have furnished to the Investor a certificate, signed by two executive officers of the Company, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus and this Agreement and that, to their best knowledge: (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and (iii) since the date of the most recent financial statements incorporated by reference in the Final Prospectus, there has been no event or condition causing a Material Adverse Effect.

          (f) Opinion. The Company shall have furnished to the Investor an opinion of Swidler & Berlin, substantially in the form attached hereto as Exhibit B.

          (g) Articles Supplementary. The Company shall have filed with the Maryland State Department of Assessments and Taxation Articles Supplementary to the Articles of Incorporation of the Company for the Series C Preferred Stock, which Articles Supplementary shall be substantially in the form attached hereto as Exhibit C.

          (h) Subsequent Events. On or after the date of execution of this Agreement there shall not have occurred any of the following: (i) any event or condition that has had or would have a Material Adverse Effect; (ii) a suspension or material limitation in the trading of the Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading or in securities generally on the principal national securities exchange on which the Common Stock is listed or admitted to trading; (iii) a general moratorium on commercial banking activities in Amsterdam declared by the relevant authorities; (iv) the outbreak or escalation of any hostilities involving the United States or The Netherlands or the declaration by the United States or The Netherlands of a national emergency or war; or (v) the public announcement of (A) a tender offer or exchange offer for the Common Stock, (B) a merger, consolidation or sale of all or substantially all of the assets of the Company, (C) the acquisition by

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a third party (other than H. William Willoughby or William B. Dockser) of more than 5% of the Common Stock, (D) a proxy solicitation by any person other than management (other than proposals of security holders included in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act) or (E) the occurrence of any other material event or events signifying an imminent change in control of the Company.

                                 ARTICLE V

                               MISCELLANEOUS

     Section 5.1  Fees and Expenses.  Each party shall pay the fees and
                  -----------------
expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Each party hereto represents to the other party that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each party hereto agrees to indemnify and to hold harmless the other party for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such party or any of its officers, partners, employees or representatives is responsible.

     Section 5.2  Severability.  If any term, provision, covenant or
                  ------------
restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect.

     Section 5.3  Consent to Jurisdiction.  Each of the Company and the
                  -----------------------
Investor (i) hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Maryland or the United States of America in the State of Maryland for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Investor consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to service of process in any other manner permitted by law.

     Section 5.4  Trial by Jury.  Each of the Company and the Investor hereby
                  -------------
irrevocably waives all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Agreement or any matter arising hereunder.

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     Section 5.5  Entire Agreement; Amendments.  This Agreement contains the
                  ----------------------------
entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived, amended or otherwise modified other than by a written instrument signed by each of the parties hereto.

     Section 5.6  Notices.  Any notice or other communication required or
                  -------
permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or facsimile at the address or number designated below, (b) on the third business day in the country of receipt following the date of mailing by international express courier service, fully prepaid, addressed to such address or (c) upon actual receipt of any other form of delivery. The addresses for such communications shall be:

     If to the Company

          MeesPierson Clearing Services B.V.
          St. Pietershalsteeg 5
          1012 Amsterdam
          The Netherlands
          Attention: Frans Demmenie
          Facsimile: 31-20-627-7566

     If to the Investor:

          CRIIMI MAE Inc.
          11200 Rockville Pike
          Rockville, Maryland  20852
          Attention: Cynthia O. Azzara
          Facsimile: 301-231-0334

     Either party hereto may from time to time change its address for notices under this Section 5.6 by giving at least 10 days' prior written notice of such changed address to the other party hereto.

     Section 5.7  Headings.  The headings herein are for convenience only, do
                  --------
not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     Section 5.8  Successors and Assigns.  This Agreement shall be binding
                  ----------------------
upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Neither party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld.

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     Section 5.9  No Third Party Beneficiaries.  This Agreement is intended
                  ----------------------------
for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 5.10  Governing Law.  This Agreement shall be governed by and
                   -------------
construed and enforced in accordance with the internal laws of the State of Maryland without regard to such State's principles of conflict of laws.

     Section 5.11  Counterparts.  This Agreement may be executed by any one or
                   ------------
more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     Section 5.12  Publicity.  The Company and the Investor shall consult with
                   ---------
each other prior to issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby.

     Section 5.13.  Termination.  This Agreement may be terminated at any time
                    -----------
by the mutual consent of the Company and the Investor.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

CRIIMI MAE INC.                             MEESPIERSON CLEARING
                                            SERVICES B.V.


By:__________________________          By:____________________________
   Name:                               Name:
   Title:                              Title:



                                      By:____________________________
                                      Name:
                                      Title: